ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

VALUATION UNIT: ABC CAPITAL, S.A. INSTITUCIÓN DE BANCA MULTIPLE

APPRAISAL INFORMATION SUMMARY

(Photograph)

INTERIOR VIEW OF THE REAL ESTATE

1 Key of the Appraisal. Number assigned by the Valuation Unit.		54179
2 Date of Appraisal. In DD/MM/YYYY format.		07/05/2013
3 Infonavit Registration Number (if applicable)		NOT APPLICABLE
4 Key of the Comptroller certifying the Appraisal SHF Number		0903492
5 Key of the Appraiser carrying out the Appraisal SHF Number		0400663
6 Key of the entity granting the credit		NOT APPLICABLE
7 Constructor, in the event of new housing		NOT APPLICABLE
8 Purpose.		FOR PURPOSES OF NOTARIZATION
9 Kind of Real Estate to be appraised		UNOCCUPIED LAND
10 Street and number or equivalent.		SÉPTIMA WITHOUT NUMBER
11 Name of the condominium.		LOCATED BETWEEN THE LIENZO CHARRO NEIGHBORHOOD AND THE C.F.E. PLANT
12 Neighborhood.		PARCEL 33 Z-1 P-2/5 BELONGING TO EJIDO MAZATLAN PLAYAS DE ROSARITO, B.C.
13 Zip code.			22707
14 Municipality or Delegation Key according to INEGI catalog.		5	5
15 Federative Entity Key according to INEGI catalog.		2	2
16 Real estate tax account number.			EM-033-001.
17 Urban proximity reference.			CENTRIC
18 Urban infrastructure level			2
19 Type of Real Estate			0
20 Remaining Useful Life in months. NA		33 Number of bedrooms	0
21 Year of termination or remodeling of the construction works (for NA		34 Number of bathrooms	0
22 General leasable units NA		35 Number of half bathrooms	0
23 Leasable units NA		36 Number of levels of the appraised unit	0
24 Surface of the land plot in m2. 120,000.00		37 Number of parking spaces	0
25 Constructed surface in m2. NA		38 Telephone lines fixtures	UNEXISTENT
26 Accessory surface in m2. NA		39 Level of Urban Equipment	2
27 Saleable surface in m2. NA		40 Elevator	0
28 Comparative market value. #¡REF!		41 Longitude (Georeference)	117.0644440
29 Physical value of the land plot.	$143,640,000.00	42 Latitude (Georeference)	32.3642220
30 Physical value of the construction.	$ -	43 Altitude (Georeference)	25.0000000
31 Amount of the concluded value in pesos.	$143,640,000.00
32 Amount of the concluded value in dollars US. Cy.	$12,000,000.00

SIGNATURE (Illegible Signature)	SIGNATURE (Illegible Signature)
PROFESSIONAL APPRAISER SIGNATURE MR. MARCELO GONZÁLEZ ALVEAR AUTHORIZATION KEY SHF: 0400663 MUNICIPAL TAX REGISTRY: PV-023/99	SIGNATURE AND SEAL MRS. ANA LAURA PALAZUELOS ILLADES AUTHORIZATION KEY SHF: 0903492 0903492
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179

A P P R A I S A L

I.- GENERAL ASPECTS

I.1. ANTECEDENTS

PETITIONER OF THE APPRAISAL:	EJIDO MAZATLÁN
NAME OF THE PROFESSIONAL APPRAISER:	MR. MARCELO GONZÁLEZ ALVEAR
KEY OF THE PROFESSIONAL APPRAISER:	0400683
KEY OF THE PROFESSIONAL APPRAISER BEFORE THE CADASTRAL OFFICE:	PV-023/99
SPECIALIZATION:	REAL ESTATES
NAME OF THE COMPTROLLER:	MRS. ANA LAURA PALAZUELOS ILLADES
KEY OF THE COMPTROLLER:	0903492
SPECIALIZATION:	REAL ESTATES
KEY OF THE APPRAISAL:	54179
DATE OF THE APPRAISAL:	MAY 7, 2013
NAME OF THE VALUATION UNIT:	ABC CAPITAL, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE
KEY OF THE VALUATION UNIT:	9064
NAME OF THE CONSTRUCTOR FOR NEW HOUSING:	NOT APPLICABLE
INFONAVIT REGISTRATION NUMBER:	NOT APPLICABLE
INFONAVIT CONDOMINIUM REGISTRATION NUMBER:	NOT APPLICABLE
PURPOSE OF THE APPRAISAL:	TO ESTIMATE THE VALUE OF THE LAND PLOT IN ITS CURRENT CONDITION
PURPOSE OR USE OF THE APPRAISAL:	FOR PURPOSES OF NOTARIZATION
KEY OF THE GRANTING ENTITY:	NOT APPLICABLE

I.2.- GENERAL INFORMATION OF THE REAL ESTATE

TYPE OF REAL ESTATE TO BE APPRAISED:	UNOCCUPIED LAND PLOT
LOCATION OF THE REAL ESTATE:	TOWN OF ROSARITO BETWEEN THE CFE PLANT (NORTHBOUND) AND THE DEVELOPMENT HACIENDA FLORESTA DEL MAR (SOUTHBOUND)
STREET:	SEVENTH AS ACCESS
OFFICIAL NUMBER:	WITHOUT NUMBER
MACROLOT:
SUPERBLOCK:
BLOCK:	PARCEL 33 Z-1 P-2/5
LOT:	FRACTION 33-1 RESULTING FROM THE SUBDIVISION OF PARCEL 33 Z-1 P-2/5
CONDOMINIUM:
UNIT:
DEVELOPMENT:
NEIGHBORHOOD:	EJIDO MAZATLAN (PARCEL 33 Z-1 P-2/5)
ZIP CODE:	22707
CITY:	PLAYAS DE ROSARITO
MUNICIPALITY:	PLAYAS DE ROSARITO KEY PURSUANT TO THE IN CATALOG 5
STATE:	B.C. KEY PURSUANT TO THE IN CATALOG 2
OWNER OF THE REAL ESTATE:	MRS. ROSENDA LOMELI
OWNERSHIP REGIME:	INDIVIDUAL PRIVATE
REAL ESTATE TAX ACCOUNT NUMBER:	EM-033-001
POTABLE WATER ACCOUNT NUMBER:	NOT PROVIDED
GEOREFERENCES:

LONGITUDE:	117.0644440	DEGREES
LATITUDE:	32.3642220	DEGREES
ALTITUDE:	25.00	MTS

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179

I.3.- REPRESENTATIONS AND WARNINGS

For the estimation of the value of a real estate, the following three approaches exist:

THE COSTS APPROACH: Based in the economic principle of “substitution”, it establishes that the value of a property is compared to the acquisition cost of a new property that is equally desirable and with a use or functionality similar to such of the asset that is being valuated.

THE INCOME APPROACH: Based in the economic principle of “anticipation”, it considers values in connection with the present value of future profits arising from the property and is generally measured though the capitalization of a specific level of income.

THE COMPARATIVE MARKET APPROACH: Based in the economic principle of “substitution”, it considers that a well-informed purchaser shall not pay for a property, more than the purchase price of a similar property.

Using the costs approach:

The estimation of the value is carried out calculating the actual cost that the reposition of the real estate and any other improvement that would have been made, as if they were new, shall imply, subtracting the loss of value caused by the depreciation of the improvements, adding the value of the land plot.

- The value of the land plot is obtained from the comparative analysis of values of land plots having similar characteristics to those of the asset being appraised.

- For the value of the construction and/or the improvements, the new reposition value obtained from specialized publications, adjusted for this area, shall be used, depreciating them with basis on the remaining useful life, and the conditions of conservation, in accordance with the Ross- Heidec criteria.

Using the income capitalization approach:

- The estimation of the value is carried out with basis on the rents that the real estate is capable to produce.

- The rents noted for the different kinds of construction were obtained from the market investigation.

- The market approach is based in the comparison of similar real estate to such being appraised or which are currently being offered, study is attached.

The purpose of this appraisal shall be solely and exclusively such established in section ONE (ANTECEDENTS).

To analyze the commercial value, the following verifications of the information received were carried out:	YES	NO
- The physical identification of the real estate through its location and inspection is coincident with the surface described in the documentation (with the necessary approximation for the scope of the appraisal).	X
- The existence of rights of way was verified.	X
- The conditions of construction and conservation of the real estate were verified.	X
- The conditions of occupation and use of the real estate were verified.	X
- The construction of the real estate pursuant to the urban development plan in force.	X
- The real estate is considered a historic monument of the INAH.		X
- The real estate is considered architectonic patrimony of the INBA.		X

WARNINGS:

This appraisal does not constitute a structural or foundation report, or a report of any other branch of engineering or architecture different than valuation, therefore, it may not be used for purposes related with such branches, nor any liability for hidden defects or for other characteristics of the real estate that may not be appreciated during an ordinary physical inspection visit for purposes of appraising is assumed, even when certain characteristics that may constitute anomalies with respect to the conditions of ordinary conservation according to the consumed useful life of a real estate or its structure are appreciated, the appraiser does not assume greater liability than mentioning such when identified, considering that, although bad or run-down conditions are present, the obligation of the appraiser is to carry out the appraisal pursuant to the criteria and rules in force and applicable in accordance with the purpose thereof.

No investigations were carried out, except when such circumstance is indicated in the appraisal, with respect to the existence of pipelines or hazardous materials storage which may be harmful to the health of the persons using the building or the conditions thereof, in the asset or its vicinities.

The names of the petitioner, owner, as well as the real estate tax or water accounts numbers and the location of the real estate are mentioned pursuant to the information provided by the client at the moment of requesting the appraisal, therefore, no liability is assumed for errors, omissions or differences with respect to the data registered by official authorities, as such may be the registry.

The surfaces used in the appraisal are obtained from the sources mentioned therein, when “according to measurements” is mentioned, such correspond to the physical measurement, without thereby representing an exact survey, considering the existing measuring variations and customs. Therefore, its result shall only be destined for purposes of calculation of the appraisal.

The age of the real estate is considered with basis on the existing documentary information (construction licenses), real estate tax certificate, public deeds or others) and in its case, it is estimated on the physical appreciations.

I.4.- SURROUNDINGS
CLASSIFICATION OF THE AREA:	SECOND ORDER HOUSING
TYPE OF CONSTRUCTION PREVAILING IN THE AREA:	HABITATIONAL HOUSINGOF ONE AND TWO STORIES, AS WELL AS THE CFE PLANT AND CLOSE HOTELS.
SATURATION INDEX IN THE AREA:	SEVENTH AS 90%

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179

POPULATION DENSITY:	MEDIUM
SOCIO-ECONOMIC LEVEL OF THE POPULATION:	MIDDLE CLASS
ENVIRONMENTAL POLLUTION:	NOT RELEVANT
ACCESS WAYS AND IMPORTANCE THEREOF:	THE TIJUANA-ENSENADA HIGHWAY NEARBY TO HACIENDA FLORESTA DEL MAR DEVELOPMENT, CONTINUING THEREAFTER THROUGH CAMINO A PEMEX UNTIL THE CROSSROAD WITH THE SEVENTH STREET, WHICH IS THE ACCESS FRONT TO THE CORRESPONDING REAL ESTATE
URBAN PROXIMITY REFERENCE:	CENTRIC
AVAILABLE INFRASTRUCTURE IN THE AREA:
POTABLE WATER	X	AVAILABLE WITHOUT CONNECTION TO THE REAL ESTATE
DRAINAGE AND SEWERAGE	X	AVAILABLE WITHOUT CONNECTION TO THE REAL ESTATE
ELECTRIFICATION	X	AVAILABLE AIR NETWORK WITHOUT CONNECTION TO THE REAL ESTATE
PUBLIC LIGHTING	X	AVAILABLE AERIAL WITH SODIUM VAPOR LAMPS
WAYS OF TRANSPORT	X	AVAILABLE ASPHALT WIDTH: 8.00 MTS
SIDEWALKS	X	AVAILABLE TYPE “l” CONCRETE WIDTH 80 CMS
OTHER SERVICES AVAILABLE IN THE ZONE:
TELEPHONES	X	EXISTING
SIGNAGE	X	AVAILABLE IN SURROUNDING WAYS AND STREETS
NATURAL GAS	X	AVAILABLE
PRIVATE SURVEILLANCE	X	AVAILABLE
GARBAGE COLLECTION	X	AVAILABLE
URBAN INFRASTRUCTURE LEVEL:	3
URBAN EQUIPMENT:
CHURCHES		NON EXISTING
MARKETS OR BUSINESSES	x	EXISTING
SCHOOLS	X	EXISTING
PARKS AND GARDENS	X	EXISTING
PUBLIC TRANSPORT	X	EXISTING in an smaller radius than 800 meters
HOSPITALS		NON EXISTING
BANKS	X	EXISTING
URBAN EQUIPMENT LEVEL:	2

II.- PARTICULAR CHARACTERISTICS

II.1. LAND PLOT

LOCATION MAP:
SECTION OF STREETS, LIMITS AND ORIENTATION:	REAL ESTATE LOCATED BETWEEN THE STREET CAMINO A PEMEX (NORTHBOUND), MARIANO ESCOBEDO STREET (SOUTHBOUND), SEVENTH STREET (EASTBOUND) AND CAMINO ANTIGUO A PEMEX (WESTBOUND)
MEASURES AND BOUNDARIES OF THE LAND PLOT ACCORDING TO:	REGISTRATION BEFORE THE PUBLIC REGISTRY OF COMMERCE DATED OCTOBER 5, 2011
LAND PLOT BOUNDARIES	FRACTION 33-1 RESULTING FROM THE SUBDIVISION OF PARCEL 33 Z-1 P-2/5 (ACCORDING TO CERTIFICATE OF P.R.P. AND COMMERCE OF PLAYAS DE ROSARITO)
FRONT SIDE OF THE LAND PLOT IN MTS:	184.622 M.
NORTHEAST:	IN 184.622 MTS WITH C.F.E. EXPROPRIATION IN 4.638 MTS WITH FRACTION 33-4 IN 154.720 MTS WITH PARCEL NO. 32 IN 351.963 MTS WITH PARCEL NO. 32
SOUTHEAST	IN 551.276 MTS WITH FRACTION 33-2 IN 15.240 MTS WITH FRACTION 33-3 IN 0.194 MTS WITH CORETT EXPROPRIATION
SOUTHWEST	IN 4. 750 MTS WITH FRACTION 33-3

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179

NORTHWEST:

IN 12.043 MTS WITH FRACTION 33-3

IN 15.015 MTS WITH FRACTION 33-3

IN 40.274 MTS WITH FRACTION 33-3

IN 19.781 MTS WITH FRACTION 33-3

IN 44.835 MTS WITH CORETT EXPROPRIATION

IN 14.682 MTS WITH FRACTION 33-4

IN 0.116 MTS WITH CORETT EXPROPRIATION

IN 16.319 MTS WITH CORETT EXPROPRIATION

IN 14.781 MTS WITH FRACTION 33-5

IN 90.193 MTS WITH CORETT EXPROPRIATION

SURFACE: 120,000.00 M2

TOPOGRAPHY AND LAND PLOT CONFIGURATION:	FLAT LAND PLOT WITH A SIMILAR SHAPE TO A TRAPEZE
PANORAMIC CHARACTERISTICS:	HABITATIONAL HOUSES COMPRISING THE DEVELOPMENT
HABITATIONAL DENSITY:	100 VIV/HA
(MAXIMUM HOUSING IN THE LAND PLOT ACCORDING TO DEVELOPMENT PLANS)
GROUND USE:	HABITATIONAL
GROUND USE COEFFICIENT (CUS):	1.00
RIGHTS OF WAY AND/OR RESTRICTIONS:	UNKNOWN

II.2.- GENERAL DESCRIPTION OF THE CONSTRUCTIONS

CURRENT USE OR PURPOSE:	UNOCCUPIED LAND PLOT WITH A SIMILAR SHAPE TO A TRAPEZE. ITS TOPOGRAPHY IS SENSIBLY FLAT LOCATED WITHIN THE URBAN AREA OF PLAYAS DE ROSARITO
NUMBER OF BEDROOMS:
NUMBER OF COMPLETE BATHROOMS:
NUMBER OF PARKING SPACES: (cero “0” if none are existing)
NUMBER OF HALF BATHROOMS: (cero “0” if none are existing)
ELEVATOR (1: if existing, 0: if non existing)
TYPE OF CONSTRUCTION:
NUMBER OF STORIES:
APPROXIMATE CONSTRUCTION AGE:
REMAINING USEFUL LIFE:
TOTAL USEFUL LIFE:

CONSERVATION CONDITIONS:
CONSTRUCTIONS CLASSIFICATION	CONSERVATION CONDITIONS	AGE (YEARS)
T-1
PROJECT QUALITY:
GENERAL TYPE OF REAL ESTATE:
TERMINATION LEVEL OF CONSTRUCTIONS IN%
LEVEL AND PROGRESS OF COMMON AREAS:
GENERAL LEASEABLE UNITS:
LEASEABLE UNITS:

II.3.- SURFACES

TOTAL SURFACE OF LAND:	120,000.00 m2

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

APPRAISAL NUMBER 54179

III ADDITIONAL APPROACHES USED
III.1. PHYSICAL APPROACH

Investigation of comparable land plots

Location	Characteristics	ground m2	const m2	Price ($)	Unit P. ($/m2)	Name/telephone
1 Tijuana Rosarito Hway (conventions center)	Regular flat land plot	100,000	165,000,000		1,650.00	Promotor 664-503-0074
2 Entrance to Playa de Rosarito (centric land plot)	Regular flat land plot	2,000	4,728,150		2,364.08	Promotor 664-204-4962
3 Playas de Tijuana Development Toll Road	Irregular accidently shaped land plot	40,000	45,030,000		1,125.75	Promotor 664-503-0074
4 Playas de Rosarito (South área of Rosarito)	Land plot with irregular hills	200,000	154,050,000		770.25	Promotor 664-316-06-30
5 Playas de Rosarito (Centric Area)	Regular land plot with services	36,000	25,525,943		709.05	Promotor 664-396-9958
6 Playas de Rosarito km 49 (Los Arenales)	Land plot with regular hills	133,000	310,114,500		2,331.69	Promotor 664-686-2120
				Average	1,491.80

Considering the value of the land plot from a static residual procedure: F = [VI (1 - b)] - Pn									Construction prices of similar types (with basis in costs handbooks)
Type of			Payments		Payments	Payments		Unit Value
Real Estate	b	[VI (1 - b)]		Depreciation	Net ($/ m2)	totals	[VI(1-b)]-Pn	($/m2)	Source	Unit P. ($/m2)
	1.00	0		0.25	-	0	0	1,650	Handbook or costs reference No. 1	5,500.00
	1.00	0		0.25	-	0	0	2,364	Characteristics of the type of housing 1
	1.00	0		0.25	-	0	0	1,125	Handbook or costs reference No. 2	5,500.00
	1.00	0		0.25	-	0	0	770	Characteristics of the type of housing 2
	1.00	0		0.25	-	0	0	709	Handbook or costs reference No. 2	5,500.00
	1.00	0		0.25	-	0	0	2,332	Characteristics of the type of housing 2
							Average	1,491.80	Average	5,500.00

The comparison is made with respect to the characteristics of the appraised lot
Sur. M2	Unit ($/m2)	Area	Locat.	Front	Form	Surf.	Com	Resulting F	Unit V.($/m2)	Efficiency factor in appraised real estate
100,000	1,650	0.90	1.00	0.95	1.00	1.00	0.90	0.77	1,269.68	Zone	1.00
Factors used in offer 1
2,000	2,364	0.90	1.00	0.95	1.00	1.00	0.90	0.77	1,819.16	Location	1.00
Factors used in offer 2
40,000	1,126	0.90	1.00	0.95	1.00	1.00	0.93	0.79	893.22	Front	1.00
Factors used in offer 3
200,000	770	1.00	1.00	0.95	1.00	1.00	1.00	0.95	731.74	Form	1.00
Factors used in offer 4
36,000	709	1.00	1.00	0.95	1.00	1.00	1.00	0.95	673.60	Surface	1.00
Factors used in offer 5
133,000	2,332	0.90	1.00	0.95	1.00	1.00	0.90	0.77	1,794.23	Other	1.00
Factors used in offer 6
								Average	1,196.94	Resulting F	1.00

Lot type	Unitary Value Applied to the Ground			1,197.00		Value Area				Value Band		1.00
Land Plot
Fraction Land Plot	Area / m2	Unit. Value	Efficiency factors							Net Unitary Value	Proportion	Partial value of the land plot
			Area	Locat.	Front	Form	Surface	Other	F Re.
120,000.00		1,197.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1,197	1.00	143,640,000.00
General Polygon

Total surf. land plot		120,000.00	m2
Constructions
Types of construction	Use (key)	Class (key)	Age in years	V.U.T. in years	Area m2	New V.R.	Age factor	Conservation factor	Other (explain)	F Re.	Net V.R. ($/m2)	Constructions partial value

Total constructions surface					0.00			Total value of the constructions			0.00

Accessory surface						Construction Surface

Common areas and premises (only in condominiums)
Key	Description	Unit	Amount	New V.R.	Age in years	V.U.T. in years	Age factor	Conservation factor	F Re.	Net V.R. ($/m2)	Proportion	Common areas partial value

							Total value of the common areas and premises				0.00

Total constructions surface				0.00			Total value of the constructions			0.00

Accessory surface					Construction Surface

Additional elements (special premises, complementary works and accessory elements)
Key	Description	Unit	Amount	New V.R.	Age in years	V.U.T. in years	Age factor	Conservation factor	F Re.	Net V.R. ($/m2)	Partial value Additional Elements

		Additional elements (special premises, complementary works and accessory elements)								0.00

RESULT OF THE PHYSICAL APPROACH	143,640,000.00

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

IV. CONCLUSIONS
IV.1 SUMMARY OF VALUES

COMPARATIVE MARKET APPROACH
(COMPARATIVE MARKET VALUE)	$143,640,000.00

COSTS APPROACH
(PHYSICAL OR DIRECT VALUE, NET OF REPLACEMENT)	$143,640,000.00

CAPITALIZATION APPROACH
NON APPLICABLE
RESIDUAL APPROACH
(RESIDUAL VALUE)	NON APPLICABLE

CONSIDERATIONS PRIOR TO CONCLUSION

FROM THE ANALYSIS OF THE VALUES OBTAINED THROUGH THE DIFFERENT APPROACHES, AND CONSIDERING THE DEVELOPMENT OF THE MARKET IN THE AREA OF INFLUENCE OF THE REAL ESTATE, IT IS CONCLUDED THAT THE VALUE OBTAINED THROUGH THE MARKET APPROACH, IS THE ONE THAT BEST REFLECTS ITS COMMERCIAL VALUE; WHICH AMOUNT IS:

$143,640,000.00

V.- CONCLUSION

COMMERCIAL VALUE	$143,640,000.00

<<<<<<<<<THAT IS, ONE HUNDRED FORTY THREE MILLION SIX HUNDRED AND FORTY THOUSAND PESOS 00/100 LEGAL CURRENCY IN THE UNITED MEXICAN STATES>>>>>>>>>>

THIS AMOUNT CONVERTED TO U.S. DOLLARS AT THE EXCHANGE RATE OF $11.97 PESOS PER DOLLAR, EQUALS THE SUM OF U.S. CY. $12’000,000.00 DLLS.

THAT IS, TWELVE MILLION DOLLARS 00/100 LEGAL CURRENCY IN THE UNITED STATES OF AMERICA

THIS AMOUNT REPRESENTS THE COMMERCIAL VALUE OF THE REAL ESTATE AS OF: MAY 7, 2013

THE VALUE OF THE REAL ESTATE OBTAINED IN PESOS, REFERRED BY THE METHOD OF THE I.N.P.C., AS OF AUGUST 2, 2011, AMOUNTS THE SUM OF:

$132’673,488.08

<<<<<<<<<THAT IS, ONE HUNDRED THIRTY TWO MILLION SIX HUNDRED AND SEVENTY THREE THOUSAND, FOUR HUNDRED AND EIGHTY EIGHT PESOS 08/100 LEGAL CURRENCY IN THE UNITED MEXICAN STATES>>>>>>>>>>

PROFESSIONAL APPRAISER SIGNATURE (Illegible Signature)	COMPTROLLER SIGNATURE (Illegible Signature)
MR. MARCELO GONZÁLEZ ALVEAR SHF REG: 0400663 SPECIALIZATION: REAL ESTATES MUNICIPAL TAX REGISTRY: PV-023/99	MRS. ANA LAURA PALAZUELOS ILLADES SHF REG: 0903492 SPECIALIZATION: REAL ESTATES VALUATION UNIT ABC CAPITAL S.A. INSTITUCIÓN DE BANCA MÚLTIPLE
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

PHOTOGRAPHS

(Photograph)	(Photograph)

SURROUNDINGS	SURROUNDINGS

(Photograph)	(Photograph)

INTERIOR VIEW OF THE LAND PLOT	INTERIOR VIEW OF THE LAND PLOT

(Photograph)	(Photograph)

INTERIOR VIEW OF THE LAND PLOT	INTERIOR VIEW OF THE LAND PLOT

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)

ABCCAPITAL	Blvd. Manuel Avila Camacho, Colonia Lomas de Chapultepec C.P. 11000 Delegacion Alvaro Obregon Mexico D.F.

MAP OF THE POLYGON

(Map of the polygon)

(Construction Chart for Fraction 33-1)

(Illegible Signature)	(Illegible Signature)
Seal that reads: (VALUATION UNIT 09064 APPRAISALS CERTIFICATION ABC CAPITAL, S.A., Institución de Banca Múltiple ANA LAURA PALAZUELOS ILLADES 0903492)